UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22437

Guggenheim Build America Bonds Managed Duration Trust
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)
Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  November 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Semiannual Report

November 30, 2010
(Unaudited)

Guggenheim Build America Bonds Managed Duration Trust

GBAB

GUGGENHEIM®

www.guggenheimfunds.com/gbab

... your window to the LATEST,

most up-to-date information about the

Guggenheim Build America Bonds Managed Duration Trust

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/gbab, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Guggenheim Partners Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Dear Shareholder |

We thank you for your investment in the Guggenheim Build America Bonds Managed Duration Trust (the “Trust”). This report covers the Trust’s performance from its commencement of operations on October 28, 2010, through November 30, 2010.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”) serves as the adviser to the Trust and is responsible for the management of the Trust. Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”) serves as the Trust’s investment sub-adviser and is responsible for the management of the Trust’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm with more than $100 billion in assets under management and supervision.

The Trust is a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). BABs are taxable municipal securities issued by state and local governments, pursuant to the American Recovery and Reinvestment Act of 2009 (the “Act”).

From its commencement of operations on October 28, 2010, through November 30, 2010, the Trust provided a total return based on market price of 0.00% and a total return based on NAV of -0.26%. As of November 30, 2010, the Trust’s market price of $20.00 per share represented a premium of 4.99% to its NAV of $19.05 per share and was unchanged from the initial public offering price of $20.00 per share. The market value of the Trust’s shares fluctuates from time to time, and it may be higher or lower than the Trust’s NAV.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Trust through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 25 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Trust purchased in the market at a price less than NAV. Conversely, when the market price of the Trust’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Trust endeavors to maintain a steady monthly distribution rate, the DRIP effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Trust shares when the share price is lower than when the price is higher.

Semiannual Report l November 30, 2010 l 3

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Dear Shareholder continued

We are honored that you have chosen the Guggenheim Build America Bonds Managed Duration Trust as part of your investment portfolio. For the most up-to-date information regarding your investment, please visit the Trust’s website at www.guggenheimfunds.com/gbab.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Guggenheim Build America Bonds Managed Duration Trust

December 31, 2010

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GBAB l Guggenheim Build America Bonds Managed Duration Trust

Questions & Answers l

The investment portfolio of Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) is managed by a team of seasoned professionals at Guggenheim Partners Asset Management, LLC (“GPAM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Executive Officer and Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Senior Managing Director; and James E. Pass, Managing Director. In the following interview, the investment team discusses the market environment and the Trust’s strategy and performance for the abbreviated semiannual period from the Trust’s commencement of operations on October 28, 2010, through November 30, 2010.

Please describe the Trust’s objective and strategy.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. The Trust cannot ensure investors that it will achieve its investment objectives.

The Trust seeks to achieve its investment objectives by investing primarily in a diversified portfolio of taxable municipal securities known as “Build America Bonds” (“BABs”). Under normal market conditions:

•	The Trust will invest at least 80% of its Managed Assets (net assets plus leverage) in BABs.

•
The Trust may invest up to 20% of its Managed Assets in securities other than BABs, including taxable municipal securities that do not qualify for federal subsidy payments under the American Reinvestment and Recovery Act of 2009 (the “Act”), municipal securities the interest income from which is exempt from regular federal income tax (sometimes referred to as “tax-exempt municipal securities”), asset-backed securities (“ABS”), senior loans and other income producing securities.

•
At least 80% of the Trust’s Managed Assets will be invested in securities that, at the time of investment, are investment grade quality. The Trust may invest up to 20% of its Managed Assets in securities that, at the time of investment, are below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

•	The Trust will not invest more than 25% of its Managed Assets in municipal securities in any one state of origin.

•	The Trust will not invest more than 15% of its Managed Assets in municipal securities that, at the time of investment, are illiquid.

BABs are taxable municipal securities that include bonds issued by state and local governments to finance capital projects such as public schools, roads, transportation infrastructure, bridges, ports and public buildings, pursuant to the Act.

In contrast to traditional municipal bonds, interest received on BABs is subject to federal income tax and may be subject to state income tax. However, issuers of Direct Payment BABs are eligible to receive a subsidy from the U.S. Treasury of up to 35% of the interest paid on the bonds, allowing such issuers to issue BABs that pay interest rates that are competitive with the rates typically paid by private bond issuers in the taxable fixed-income market.

The Trust’s managers expect to employ investment and trading strategies to seek to maintain the leverage-adjusted duration of the Trust’s portfolio to generally less than 10 years through the use of financial products, including U.S. Treasury swaps, total return swaps and futures contracts. (Duration is a measure of a bond’s price sensitivity to changes in interest rates, expressed in years. Duration is a weighted average of the times that interest payments and the final return of principal are received. The weights are the amounts of the payments discounted by the yield to maturity of the bond.)

How did the Trust perform during its first weeks of operation?

From the commencement of operations on October 28, 2010, through November 30, 2010, the Trust provided a total return based on market price of 0.00% and a total return based on NAV of -0.26%. As of November 30, 2010, the Trust’s market price of $20.00 per share represented a premium of 4.99% to its NAV of $19.05 per share and was unchanged from the initial public offering price of $20.00 per share. The market value of the Trust’s shares fluctuates from time to time and it may be higher or lower than the Trust’s NAV. Past performance is not a guarantee of future results.

How are the Trust’s assets invested?

As of November 30, 2010, approximately $155.1 million of the Trust’s Managed Assets of approximately $324 million had been invested. Of this amount, $149.1 million was invested in 35 BAB securities and $6.0 million was invested in 3 non-BAB securities. As of November 30, 2010, the weighted average yield of the securities in the portfolio was 6.92%; the weighted average credit rating was A1 (high investment grade); and the weighted average duration was 10.363 years. The Trust’s managers expect to invest the remainder of the Trust’s assets in the near future.

Semiannual Report l November 30, 2010 l 5

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

What is the Trust’s leverage strategy?

The Trust expects to utilize leverage (borrowing) as part of its investment strategy, to finance the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from a portfolio that is not levered. The Trust expects that leverage will not exceed 1/3 of its managed assets.

As of November 30, 2010, the Trust was exploring several vehicles for leverage including a term lending facility, reverse repurchase agreements, and tender option bonds.

There is no guarantee that the Trust’s leverage strategy will be successful. The Trust’s use of leverage may cause the Trust’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses. Leverage adds value only when the return on securities purchased exceeds the cost of leverage.

Please provide an overview of the market for BABs and other municipal bonds.

BABs make up approximately 25% of the municipal bonds issued in 2010. The success of the Build America Bond Program (“BAB Program”) has caused a substantial decline in the issuance of long-dated tax exempt bonds, causing prices to rise and yields to decline on tax-exempt bonds.

However, since the Trust’s inception date, there has been a significant sell-off in the tax-exempt segment of the municipal market for several reasons. Supply has overwhelmed demand; uncertainty about a possible increase in federal tax rates has begun to surface following the mid-term elections; most importantly, the future of the BAB Program is in doubt because of conflict in the Senate and House of Representatives. The Trust’s managers believe that issuance of tax-exempt bonds will increase significantly in 2011, with issuance concentrated in longer-term bonds, causing yields to rise as the market adjusts to this new issuance pattern.

The Act authorizes state and local governments to sell new BAB issues without limitation through December 31, 2010, on which date the program is set to expire. As Congress reconvened following the mid-term election, hopes were high for the BAB Program to be extended, albeit at a reduced federal subsidy rate. However, after several attempts in the U.S. Senate, the BAB Program was not extended beyond December 31, 2010. Bonds issued as BABs prior to this date will remain eligible for the direct payment subsidy from the U.S. Treasury, subject to the issuer’s compliance with certain conditions of the program. With over $185 billion of BABs outstanding, a secondary market should continue to exist but there can be no assurances that this market will exist. While there is discussion of redesigning the BAB Program in 2011, it is hard to predict whether Congress will take any action to create a new BAB Program. Despite the current uncertainty, BABs still provide issuers and investors with an attractive investment choice.

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GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Trust will achieve its investment objectives. The value of the Trust will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Trust will achieve its investment objective.

No Operating History. The Trust is a newly-organized, diversified, closed-end management investment company with no operating history.

Build America Bonds Risk. The BABs market is smaller and less diverse than the broader municipal securities market. In addition, because BABs are a new form of municipal financing and because bonds issued after December 31, 2010 currently will not qualify as BABs unless the relevant provisions of the Act are extended, it is impossible to predict the extent to which a market for such bonds will develop, meaning that BABs may experience less liquidity than other types of municipal securities. If the ability to issue BABs is not extended beyond December 31, 2010, the number of BABs available in the market will be limited and there can be no assurance that BABs will be actively traded. Reduced liquidity may negatively affect the value of the BABs. Because issuers of direct payment BABs held in the Trust’s portfolio receive reimbursement from the U.S. Treasury with respect to interest payments on bonds, there is a risk that those municipal issuers will not receive timely payment from the U.S. Treasury and may remain obligated to pay the full interest due on direct payment BABs held by the Trust. Furthermore, it is possible that a municipal issuer may fail to comply with the requirements to receive the direct pay subsidy or that a future Congress may terminate the subsidy altogether. In addition, the Internal Revenue Code of 1986, as amended (the “Code”) contains a general offset rule (the “IRS Offset Rule”) which allows for the possibility that subsidy payments to be received by issuers of BABs may be subject to offset against amounts owed by them to the federal government. Moreover, the Internal Revenue Service (the “IRS”) may audit the agencies issuing BABs and such audits may, among other things, examine the price at which BABs are initially sold to investors. If the IRS concludes that a BAB was mis-priced based on its audit, it could disallow all or a portion of the interest subsidy received by the issuer of the BAB. The IRS Offset Rule and the disallowance of any interest subsidy as a result of an IRS audit could potentially adversely affect a BABs issuer’s credit rating, and adversely affect the issuer’s ability to repay or refinance BABs. This, in turn, could adversely affect the ratings and value of the BABs held by the Trust and the Trust’s net asset value. In this regard, the State of Florida recently announced that it suspended the new issuance of BABs as a result of its uncertainty relating to the IRS Offset Rule and, in May 2010, the IRS withheld subsidies from several states and municipalities, including Austin, Texas and the State of Maryland. Because the BABs program is new, certain aspects of the BABs program may be subject to additional federal or state level guidance or subsequent legislation. For example, the IRS or U.S. Treasury could impose restrictions or limitations on the payments received. Aspects of the BABs program for which the IRS and the U.S. Treasury have solicited public comment include, but have not been limited to, methods for making direct payments to issuers, the tax procedural framework for such payments, and compliance safeguards. It is not known what additional procedures will be implemented with respect to direct payment BABs, if any, nor is it known what effect such possible procedures would have on the BABs market. Legislation extending the relevant provisions of the Act, if any, may also modify the characteristics of BABs issued after December 31, 2010, including the amount of subsidy paid to issuers. The Trust intends to invest primarily in BABs and therefore the Trust’s net asset value may be more volatile than the value of a more broadly diversified portfolio and may fluctuate substantially over short periods of time. Because BABs currently do not include certain industries or types of municipal bonds (e.g., tobacco bonds or private activity bonds), there may be less diversification than with a broader pool of municipal securities.

Continuation of BAB Program. Currently, bonds issued after December 31, 2010 will not qualify as BABs unless the relevant provisions of the Act are extended or similar legislation is enacted that provides for municipal issuers to elect to issue taxable municipal securities and receive from the U.S. Treasury federal subsidies to offset a portion of the interest costs incurred over the full term of such taxable municipal securities. The Obama administration and Congress are considering a variety of proposals to extend or modify the BAB program. In particular, a bill approved by the House of Representatives would (1) extend the BABs program to March 31, 2013, (2) reduce the amount of the direct pay subsidy for bonds issued after 2010, and (3) apply the BAB Program to certain bonds issued to refinance BABs. A similar proposal in the Senate would extend the BAB Program only to December 31, 2011. No assurance can be given as to whether these proposals or other changes in the BABs program will be enacted, nor can it be predicted whether such proposals or changes, if enacted, will have a positive or negative effect on the Trust. If the BAB Program is not extended and there cease to be new issuances of BABs or other taxable municipal securities with interest payments subsidized by the U.S. Government through direct pay subsidies, the Board of Trustees intends to evaluate potential actions with respect to the Trust. In such event the Board of Trustees may consider, among other things, changes to the non-fundamental investment policies of the Trust to permit the Trust to broaden its investment focus, for example to taxable municipal securities generally, merger of the Trust into another fund or termination of the Trust. If the Trust were to be terminated, the Trust would distribute all of its net assets to shareholders of record as of the date of termination after providing for all obligations of the Trust. The Trust’s investment objectives and policies are not designed to seek to return the initial offering price of the common shares in the offering on any future termination date. Investors who purchase common shares may receive more or less than their original investment upon any termination of the Trust.

General Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during the recent market turmoil these firms’ capital was severely constrained. As a result, some firms were unwilling to commit their capital to purchase and to serve as a dealer for municipal bonds. Certain municipal securities may not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about municipal securities is generally less than for corporate equities or bonds, and the Trust’s investment performance may therefore be more dependent on the sub-adviser’s analytical abilities. The secondary market for municipal securities, particularly the below investment-grade bonds in which the Trust may invest, also tends to be less

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GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

developed or liquid than many other securities markets, which may adversely affect the Trust’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Trust currently values them. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions. Many state and municipal governments are currently under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing powers of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under Chapter 9 of the U.S. Bankruptcy Code. Although similar to other bankruptcy proceedings in some respects, municipal bankruptcy is significantly different in that there is no provision in the law for liquidation of the assets of the municipality and distribution of the proceeds to creditors. Municipal bankruptcy is available to issuers in certain states. In states in which municipal bankruptcy is not presently available, new legislation would be required to permit a municipal issuer in such state to file for bankruptcy. Municipalities must voluntarily seek protection under the Bankruptcy Code; municipal bankruptcy proceedings cannot be commenced by creditors. Due to the severe limitations placed upon the power of the bankruptcy court in Chapter 9 cases, the bankruptcy court generally is not as active in managing a municipal bankruptcy case as it is in corporate reorganizations. The bankruptcy court cannot appoint a trustee nor interfere with the municipality’s political or governmental powers or with its properties or revenues, for example by ordering reductions in expenditures, increases in taxes, or sales of property, without the municipality’s consent. In addition, the municipality can continue to borrow in the ordinary course without bankruptcy court approval if it is able to do so without affecting the rights of existing creditors. Neither creditors nor courts may control the affairs of the municipality indirectly by proposing a readjustment plan that would effectively determine the municipality’s future tax and spending decisions, so the Trust’s influence over any bankruptcy proceedings would be very limited. In the event of bankruptcy of a municipal issuer, the Trust could experience delays in collecting principal and interest, and the Trust may not be able to collect all principal and interest to which it is entitled. There is no provision in municipal bankruptcy proceedings for liquidation of municipal assets in order to distribute proceeds to creditors such as the Trust.

Duration Management Risk. In connection with the Trust’s duration management strategy, the Trust may utilize certain strategies, including interest-rate swaps, in order to manage the duration of the Trust’s portfolio to reduce the interest-rate sensitivity of the Trust’s debt securities and decrease the Trust’s exposure to interest-rate risk. Certain aspects of the duration management strategy may not be implemented until after the full investment of the proceeds of the offering. Until the duration management strategy is fully implemented, the Trust may be more subject to interest-rate risk. There can be no assurance that the sub-adviser’s duration management strategy will be successful at any given time in managing the duration of the Trust’s portfolio or helping the Trust to achieve its investment objective.

Financial Leverage Risk. The Trust initially expects to employ Financial Leverage through Indebtedness and/or engaging in reverse repurchase agreements. The Adviser and the Sub-Adviser anticipate that the use of Financial Leverage will result in higher income to Common Shareholders over time. Use of Financial Leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial Leverage is a speculative technique that exposes the Trust to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Trust’s portfolio will be magnified when the Trust uses Financial Leverage. As a result, Financial Leverage may cause greater changes in the Trust’s net asset value and returns than if Financial Leverage had not been used. The Trust will also have to pay interest on its Indebtedness, if any, which may reduce the Trust’s return. This interest expense may be greater than the Trust’s return on the underlying investment, which would negatively affect the performance of the Trust. Certain types of Indebtedness subject the Trust to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Indebtedness issued by the Trust also may subject the Trust to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Indebtedness. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Trust’s portfolio in accordance with the Trust’s investment objectives and policies. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Trust expenses, that the market value of the securities sold by the Trust may decline below the price at which the Trust is obligated to repurchase such securities and that the securities may not be returned to the Trust. There is no assurance that reverse repurchase agreements can be successfully employed. Dollar roll transactions involve the risk that the market value of the securities the Trust is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom the Trust sells securities becomes insolvent, the Trust’s right to purchase or repurchase securities may be restricted. Successful use of dollar rolls may depend upon the Sub-Adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed. Inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a “tender option bond trust”) formed by a third party sponsor for the purpose of holding municipal bonds. Investing in such securities may expose the Trust to certain risks. In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Trust to the risks of reduced or eliminated interest payments and losses of principal. During the time in which the Trust is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Trust did not utilize Financial Leverage because the fees paid will be calculated based on the Trust’s Managed Assets, including proceeds of Financial Leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser, on the one hand, and the Common Shareholders, on the other hand. Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of Financial Leverage, which means that Common Shareholders effectively bear the entire

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GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

advisory fee. In order to manage this conflict of interest, the maximum level of and types of Financial Leverage used by the Trust must be approved by the Board of Trustees, and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Trust’s use of Financial Leverage and the effect of Financial Leverage on the management of the Trust’s portfolio and the performance of the Trust. In addition the Trust may engage in certain derivative transactions, including swaps, that have characteristics similar to leverage. To the extent the terms of any such transaction obligate the Trust to make payments, the Trust intends to earmark or segregate cash or liquid securities in an amount at least equal to the current value of the amount then payable by the Trust under the terms of such transaction in accordance with applicable interpretations of the Staff of the SEC. To the extent the terms of any such transaction obligate the Trust to deliver particular securities to extinguish the Trust’s obligations under such transactions, the Trust may “cover” its obligations under such transaction by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated cash or liquid securities). Securities so segregated or designated as “cover” will be unavailable for sale by the Sub-Adviser (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely effect the ability of the Trust to pursue its investment objectives

Below Investment-Grade Securities Risk. Under normal market conditions, the Trust may invest up to 20% of its managed assets in securities that at the time of investment are below investment-grade quality, which are commonly referred to as “junk” bonds and are regarded as predominately speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment-grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Trust to sell certain securities or could result in lower prices than those used in calculating the Trust’s net asset value. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Trust, both in the short-term and the long-term.

Special Risks Related to Certain Municipal Securities. The Trust may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Trust’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Trust, although the Trust does not anticipate that such a remedy would normally be pursued. To the extent that the Trust invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Trust may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation entail a risk of default or bankruptcy not only of the issuer of the underlying lease but also of the municipal agency issuing the certificate of participation.

Asset-Backed Securities Risk. Investing in asset-backed securities (“ABS”) entails various risks, including credit risks, liquidity risks, interest-rate risks, market risks and legal risks. ABS are subject to significant credit risks because of the credit risks inherent in the underlying collateral and because issuers are primarily private entities. The structure of ABS and the terms of the investors’ interest in the collateral can vary widely depending on the type of collateral, the desires of investors and the use of credit enhancements. Although the basic elements of all ABS are similar, individual transactions can differ markedly in both structure and execution. Important determinants of the risk associated with issuing or holding the securities include the process by which principal and interest payments are allocated and distributed to investors, how credit losses affect the issuing vehicle and the return to investors in such ABS, whether collateral represents a fixed set of specific assets or accounts, whether the underlying collateral assets are revolving or closed-end, under what terms (including the maturity of the ABS itself) any remaining balance in the accounts may revert to the issuing entity and the extent to which the entity that is the actual source of the collateral assets is obligated to provide support to the issuing vehicle or to the investors in such ABS. The Trust may invest in ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities have a higher risk of loss as a result of delinquencies or losses on the underlying assets.

Liquidity Risk. The Trust may invest up to 15% of its managed assets in municipal securities that are, at the time of investment, illiquid and certain other securities in which the Trust may invest may be illiquid. Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value that the Trust values the securities. Illiquid securities may trade at a discount from comparable, more liquid securities and may be subject to wide fluctuations in market value. The Trust

Semiannual Report l November 30, 2010 l 9

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

may be subject to significant delays in disposing of illiquid securities. Accordingly, the Trust may be forced to sell these securities at less than fair market value or may not be able to sell them when the sub-adviser believes it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Restricted securities (i.e., securities subject to legal or contractual restrictions on resale) may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper) may be treated as liquid for these purposes. Inverse floating-rate securities or the residual interest certificates of tender option bond trusts are not considered illiquid securities.

Volatility Risk. The use of financial leverage by the Trust will cause the net asset value, and possibly the market price, of the Trust's common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. In addition, the Trust may invest up to 20% of its managed assets in below investment-grade securities (i.e. "junk bonds"), which may be less liquid and therefore more volatile than investment-grade municipal securities. As a result, the net asset value and market price of the common shares of the Trust will be more volatile than those of a closed-end investment company that is not exposed to leverage or that does not invest in below investment-grade securities.

Government Intervention in the Financial Markets. The instability in the financial markets discussed above has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Trust invests, or the issuers of such instruments. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law in July 2010, is expected to result in a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act covers a broad range of topics, including, among many others: a reorganization of federal financial regulators; the creation of a process designed to ensure financial system stability and the resolution of potentially insolvent financial firms; the enactment of new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and regulation of managers of private funds; the regulation of credit rating agencies; and the enactment of new federal requirements for residential mortgage loans. The regulation of various types of derivative instruments pursuant to the Dodd-Frank Act may adversely affect issuers of securities in which the Trust invests that utilize derivatives strategies for hedging or other purposes. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and issuers of securities in which the Trust invests may also be affected by the new legislation and regulation in ways that are currently unknown and unforeseeable. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Trust’s portfolio holdings.

Strategic Transactions Risk. The Trust may engage in various portfolio strategies, including derivatives transactions involving interest rate and foreign currency transactions, swaps, options and futures (“strategic transactions”), for hedging and risk management purposes and to enhance total return. The use of strategic transactions to enhance total return may be particularly speculative. Strategic transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and illiquidity of the derivative instruments. Furthermore, the Trust’s ability to successfully use strategic transactions depends on the sub-adviser’s ability to predict pertinent market movements, which cannot be assured. The use of strategic transactions may result in losses greater than if they had not been used, may require the Trust to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Trust can realize on an investment or may cause the Trust to hold a security that it might otherwise sell. Additionally, amounts paid by the Trust as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Trust for investment purposes.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. Although the value of the Trust’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot predict whether common shares will trade at, below or above net asset value or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their common shares soon after the completion of the public offering, as the net asset value of the common shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Common shares of the Trust are designed primarily for long-term investors; investors in common shares should not view the Trust as a vehicle for trading purposes.

Portfolio Turnover Risk. The Trust’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Trust. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Trust. High portfolio turnover may result in an increased realization of net short-term capital gains by the Trust which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses. See “Taxation” in the Trust’s prospectus.

Market Disruption and Geopolitical Risk. Instability in the Middle East and terrorist attacks in the United States and around the world have contributed to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties or deterioration in the United States and worldwide. The adviser and sub-adviser do not know how long the financial markets will continue to

10 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Questions & Answers continued

be affected by these events and cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets.

The Trust’s common share price will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Trust’s then-current net asset value. The Trust cannot predict whether its common shares will trade at, above or below net asset value.

Please see www.guggenheimfunds.com/gbab for a more detailed discussion about Trust risks and considerations.

Semiannual Report l November 30, 2010 l 11

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Trust Summary l As of November 30, 2010 (unaudited)

Trust Statistics
Share Price	$20.00
Common Share Net Asset Value	$19.05
Premium/Discount to NAV	4.99%
Net Assets Applicable to Common Shares ($000)	$323,888

Total Returns
(Inception 10/28/10)	Market	NAV
Since Inception - Cumulative	0.00%	-0.26%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-
end performance figures, please visit www.guggenheimfunds.com/gbab. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

% of Municipal
State/Territory Allocations	Bonds
California	16.9%
Illinois	15.4%
Washington	13.5%
Texas	10.2%
Florida	10.2%
Ohio	8.1%
Michigan	7.8%
Pennsylvania	5.1%
Vermont	4.1%
New York	3.4%
South Carolina	3.2%
Mississippi	1.3%
Nevada	0.8%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheimfunds.com/gbab. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

% of Total
Portfolio Breakdown	Net Assets
Municipal Bonds	46.0%
Asset Backed Securities	1.9%
Total Long-Term Investments	47.9%
Short-Term Investments	67.0%
Total Investments	114.9%
Liabilities in Excess of Other Assets	-14.9%
Total Net Assets	100.0%

Ratings shown are assigned by one or more Nationally Recognized Statistical Credit Rating Organizations (“NRSRO”), such as Standard & Poor’s, Moody’s and Fitch. The ratings are an indication of an issuer’s creditworthiness and typically range from AAA or Aaa (highest) to D (lowest). When two or more ratings are available, the lower rating is used; and when only one is available, that rating is used. The Non-Rated category consists of securities that have not been rated by an NRSRO. U.S. Treasury securities and U.S. Government Agency securities are not rated but deemed to be equivalent to securities rated AAA/Aaa.

12 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Portfolio of Investments l November 30, 2010 (unaudited)

Principal		Optional Call
Amount	Description	Provisions*	Value
	Long-Term Investments – 47.9%
	Municipal Bonds – 46.0%
	California – 7.8%
$ 10,000,000	California, General Obligation Bonds, Various Purpose,
	Taxable Build America Bonds, A-
	7.70%, 11/1/2030 (c)	11/1/20 @ 100.00	$ 10,141,000
10,000,000	Los Angeles, California, Department of Water & Power
	Revenue, Taxable Build America Bonds, AA-
	7.00%, 7/1/2041 (c)	7/1/21 @ 100.00	9,996,600
5,000,000	Riverside Community College District, Riverside,
	California, Election of 2004 General Obligation Bonds,
	Series 2010 D-1, Taxable Build America Bonds, AA
	7.021%, 8/1/2040	8/1/20 @ 100.00	5,015,550
			25,153,150
	Florida – 4.7%
10,000,000	Miami-Dade County, Florida, Transit Sales Surtax
	Revenue, Taxable Build America Bonds, Series B, AA
	6.91%, 7/1/2039	7/1/19 @ 100.00	9,952,100
5,000,000	Orlando, Florida Community Redevelopment Agency,
	Taxable Tax Increment Revenue Build America
	Bonds, Series 2010B, A
	7.784%, 9/1/2040	9/1/20 @ 100.00	5,271,350
			15,223,450
	Illinois – 7.1%
5,000,000	Chicago, Illinois, Board of Education, Unlimited Tax
	General Obligation Bonds, Dedicated Revenues,
	Taxable Build America Bonds, Series 2010D, AA-
	6.519%, 12/1/2040	N/A	4,763,100
5,100,000	Chicago, Illinois, Second Lien Wastewater Transmission
	Revenue Project Bonds, Taxable Build America Bonds,
	Series 2010B, A+
	6.90%, 1/1/2040	N/A	5,155,845
2,990,000	Chicago, IL, Second Lien Water Revenue Bonds, Taxable
	Project Build America Bonds, Series 2010B, AA-
	6.742%, 1/1/2040	N/A	2,999,060
5,000,000	Illinois, General Obligation Bonds, Taxable Build America
	Bonds, Series 2010-5, A+
	7.35%, 7/1/2035	N/A	5,029,450
2,000,000	Southwestern Illinois, Development Authority, Taxable
	Local Government, Program Revenue Bonds, Flood
	Prevention District Council Project, Build America Bonds,
	Series 2010-B, AA
	7.03%, 4/15/2032	4/15/20 @ 100.00	1,986,840
3,000,000	Southwestern Illinois, Development Authority, Taxable
	Local Government, Program Revenue Bonds, Flood
	Prevention District Council Project, Recovery Zone
	Economic Development Bonds, Series 2010C, AA
	7.23%, 10/15/2035	4/15/20 @ 100.00	3,035,250
			22,969,545

Principal		Optional Call
Amount	Description	Provisions*	Value
	Michigan – 3.6%
$ 690,000	Detroit, Michigan, School District, Build America
	Bonds, AA-
	7.747%, 5/1/2039	N/A	$ 750,899
1,340,000	Detroit, Michigan, School District, School Building and
	Site Bonds, Unlimited Tax General Obligation Bonds,
	Taxable Qualified School Construction Bonds,
	Series 2010A, AA-
	6.645%, 5/1/2029	N/A	1,332,228
5,000,000	Detroit, Michigan, School District, School Building and
	Site Bonds, Unlimited Tax General Obligation Bonds,
	Taxable Build America Bonds, Series 2010B, AA-
	6.845%, 5/1/2040	5/1/20 @ 100.00	4,972,600
2,500,000	Whitehall District Schools, Muskegon County, Michigan,
	2010 School Building and Site Bonds, General Obligation,
	Unlimited Tax Bonds, Taxable Qualified School
	Construction Bonds, Series A, AA-
	6.10%, 5/1/2026 (c)	5/1/20 @ 100.00	2,509,775
2,000,000	Whitehall District Schools, Muskegon County, Michigan,
	2010 School Building and Site Bonds, General Obligation,
	Unlimited Tax Bonds, Taxable Qualified School
	Construction Bonds, Series A, AA-
	6.50%, 5/1/2029 (c)	5/1/20 @ 100.00	2,007,620
			11,573,122
	Mississippi – 0.6%
1,000,000	Mississippi, Hospital Equipment and Facilities Authority,
	Taxable Build America Revenue Bonds, Forrest County
	General Hospital Project, Series 2010, A2
	7.265%, 1/1/2032	1/1/20 @ 100.00	995,180
905,000	Mississippi, Hospital Equipment and Facilities Authority,
	Taxable Build America Revenue Bonds, Forrest County
	General Hospital Project, Series 2010, A2
	7.39%, 1/1/2040	1/1/20 @ 100.00	892,303
			1,887,483
	Nevada – 0.4%
1,200,000	Las Vegas Valley Water District, Nevada, Limited Tax
	General Obligation Water Bonds, Taxable Build America
	Bonds, Series 2009A, AA+
	7.10%, 6/1/2039	6/1/19 @ 100.00	1,217,868
	New York – 1.5%
5,000,000	Metropolitan Transportation Authority, New York,
	Transportation Revenue Bonds, Taxable Build America
	Bonds, Series 2010B-1, A
	6.548%, 11/15/2031	N/A	5,015,450
	Ohio – 3.7%
1,950,000	Cuyahoga County, Ohio, Hospital Revenue, Build America
	Bonds, A-
	8.223%, 2/15/2040	N/A	2,072,362

See notes to financial statements.

Semiannual Report l November 30, 2010 l 13

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments (unaudited) continued

Principal		Optional Call
Amount	Description	Provisions*	Value
	Ohio (continued)
$ 2,500,000	Madison Local School District, Richland County, Ohio,
	School Improvement, Taxable Build America Bonds,
	Series 2010A, AA
	6.90%, 12/1/2034 (c)	12/1/20 @ 100.00	$ 2,510,000
2,500,000	Madison Local School District, Richland County, Ohio,
	School Improvement, Taxable Build America Bonds,
	Series 2010A, AA
	7.15%, 12/1/2039 (c)	12/1/20 @ 100.00	2,509,875
2,500,000	Madison Local School District, Richland County, Ohio,
	School Improvement, Taxable Build America Bonds,
	Series 2010A, AA
	7.30%, 12/1/2043 (c)	12/1/20 @ 100.00	2,509,775
2,500,000	Madison Local School District, Richland County, Ohio,
	School Improvement, Taxable Qualified School
	Construction Bonds, Series 2010B, AA
	6.65%, 12/1/2029 (c)	12/1/20 @ 100.00	2,510,150
			12,112,162
	Pennsylvania – 2.3%
7,500,000	Pittsburgh, Pennsylvania, School District, Taxable
	Qualified School Construction Bonds, Series D, A
	6.85%, 9/1/2029 (c)	N/A	7,538,775
	South Carolina – 1.5%
5,000,000	Horry County, South Carolina, Taxable Airport Revenue
	Bonds, Recovery Zone Economic Development Bonds,
	Series 2010B, A-
	7.328%, 7/1/2040	N/A	4,842,350
	Texas – 4.7%
5,000,000	Dallas, Texas, Convention Center Hotel Development
	Corporation, Hotel Revenue Bonds, Taxable Build
	America Bonds, Series 2009B, A+
	7.088%, 1/1/2042	N/A	5,239,300
10,000,000	El Paso, Texas, Combination Tax and Revenue
	Certification of Obligation, Taxable Build America Bonds,
	Series 2010B, AA
	6.70%, 8/15/2036	8/15/20 @ 100.00	10,038,200
			15,277,500
	Vermont – 1.9%
2,155,000	Vermont State Colleges, Revenue Bonds, Taxable Build
	America Bonds, Series 2010B, A+
	6.101%, 7/1/2025 (c)	7/1/20 @ 100.00	2,155,970
4,000,000	Vermont State Colleges, Revenue Bonds, Taxable Build
	America Bonds, Series 2010B, A+
	7.211%, 7/1/2040 (c)	7/1/20 @ 100.00	4,017,880
			6,173,850

Principal		Optional Call
Amount	Description	Provisions*	Value
	Washington – 6.2%
$ 5,000,000	Anacortes, Washington, Utility System Improvement
	Revenue Bonds, Build America Bonds, Series 2010
	Series B, AA-
	6.479%, 12/1/2030	12/1/20 @ 100.00	$ 5,012,850
5,000,000	Central Washington University, System Revenue Bonds,
	2010, Taxable Build America Bonds, Series B, A1
	6.50%, 5/1/2030	N/A	4,908,150
5,000,000	Public Hospital District No. 1, King County, Washington,
	Valley Medical Center, Hospital Facilities Hospital
	Facilities Revenue Bonds, Series 2010B, BBB+
	8.00%, 6/15/2040	6/15/20 @ 100.00	5,152,600
5,000,000	Washington State Convention Center Public Facilities
	District, Lodging Tax Bonds, Taxable Build
	America Bonds, Series 2010B, A+
	6.79%, 7/1/2040	N/A	5,005,600
			20,079,200
	Total Municipal Bonds – 46.0%
	(Cost $149,394,938)		149,063,905
	Asset Backed Securities – 1.9%
	Collateralized Loan Obligation – 0.2%
500,000	Alm Loan Funding, Ser. 2010-3A, Class C, BBB
	4.42704%, 11/20/2020 (Cayman Islands) (a) (b) (c)	N/A	445,300
	Transportation – 1.7%
3,970,815	Airplanes Pass Through Trust, Ser. 2001-1A, Class A9, CCC
	0.81031%, 3/15/2019 (b)	N/A	2,620,738
2,326,012	UAL Pass Through Trust, Series 2000-1, Class B, BB+
	8.03%, 7/1/2011	N/A	2,930,775
			5,551,513
	Total Asset Backed Securities – 1.9%
	(Cost $5,939,757)		5,996,813
	Total Long-Term Investments – 47.9%
	(Cost $155,334,695)		155,060,718

See notes to financial statements.

14 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Portfolio of Investments (unaudited) continued

Shares		Value
	Short-Term Investments – 67.0%
	Money Market Fund – 67.0%
217,061,731	Federated Prime Obligations Fund, 0.19% (d)
	(Cost $217,061,731)	$ 217,061,731
	Total Investments – 114.9%
	(Cost $372,396,426)	372,122,449
	Liabilities in excess of Other Assets – (14.9%)	(48,234,277)
	Net Assets Applicable to Common Shareholders – 100.0%	$323,888,172

N/A	Not Applicable

*	Date and price of the earliest optional call or put provision. There may be other call provisions at varying prices at later dates.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November
30, 2010, these securities amounted to $445,300, which represents 0.14% of net assets applicable to common shares.

(b)	Floating or variable rate coupon. The rate shown is as of November 30, 2010.

(c)	When-issued or delayed delivery security.

(d)	Interest rate shown reflects yield as of November 30, 2010.

Ratings shown are per Standard & Poor’s, Moody’s or Fitch. Securities classified as NR are not rated. (For securities not rated by Standard & Poor’s Rating Group, the rating by Moody’s Investor Services, Inc. is provided. Likewise, for securities not rated by Standard & Poor’s Rating Group and Moody’s Investor Services, Inc., the rating by Fitch Ratings is provided.) All ratings are unaudited.

See notes to financial statements.

Semiannual Report l November 30, 2010 l 15

GBAB l Guggenheim Build America Bonds Managed Duration Trust
Statement of Assets and Liabilities l November 30, 2010 (unaudited)

Assets
Investments in securities, at value (cost $155,334,695)	$155,060,718
Short-term investments in securities, at value (cost $217,061,731)	217,061,731
Total investments, at value (cost $372,396,426)	372,122,449
Interest receivable	1,230,669
Total assets	373,353,118
Liabilities
Payable for securities purchased	48,654,054
Offering costs payable	566,610
Advisory fee payable	175,326
Administrative fee payable	7,200
Accrued expenses and other liabilities	61,756
Total liabilities	49,464,946
Net Assets	$323,888,172
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 17,005,240 shares issued and outstanding	$170,052
Additional paid-in capital	323,950,032
Accumulated undistributed net investment income	42,065
Accumulated net unrealized depreciation on investments	(273,977)
Net Assets	$323,888,172
Net Asset Value (based on 17,005,240 common shares outstanding)	$19.05

See notes to financial statements.

16 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Statement of Operations l For the period October 28, 2010* through November 30, 2010 (unaudited)

Investment Income
Interest	$286,348
Total income		$286,348
Expenses
Advisory fee	175,326
Professional fees	25,278
Printing expenses	9,306
Trust accounting	7,921
Trustees’ fees and expenses	7,788
Administrative fee	7,200
Custodian fee	4,633
NYSE listing fee	3,861
Transfer agent fee	1,881
Miscellaneous	1,089
Total expenses		244,283
Net investment income		42,065
Unrealized Loss on Investments
Net change in unrealized depreciation on:
Investments		(273,977)
Net unrealized loss on investments		(273,977)
Net Decrease in Net Assets Resulting from Operations		$(231,912)
* Commencement of investment operations.

See notes to financial statements.

Semiannual Report l November 30, 2010 l 17

GBAB l Guggenheim Build America Bonds Managed Duration Trust
Statement of Changes in Net Assetsl

For the Period
October 28, 2010*
through
November 30, 2010
(unaudited)
Decrease in Net Assets from Operations
Net investment income	$42,065
Net change in unrealized depreciation on investments	(273,977)
Net decrease in net assets resulting from operations	(231,912)
Capital Share Transactions
Net proceeds from the issuance of common shares	324,700,000
Common share offering costs charged to paid-in capital	(680,000)
Net increase from capital share transactions	324,020,000
Total increase in net assets	323,788,088
Net Assets
Beginning of period	100,084
End of period (including undistributed net investment income of $42,065)	$323,888,172
* Commencement of investment operations.

See notes to financial statements.

18 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Financial Highlightsl

	For the Period
	October 28, 2010*
	through
Per share operating performance	November 30, 2010
for a common share outstanding throughout the period	(unaudited)
Net asset value, beginning of period	$19.10	(a)
Income from investment operations
Net investment income (b)	0.00
Net unrealized loss on investments	(0.01)
Total from investment operations	(0.01)
Common shares’ offering expenses charged to paid-in capital	(0.04)
Net asset value, end of period	$19.05
Market value, end of period	$20.00
Total investment return (c)
Net asset value	-0.26%
Market value	0.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$323,888
Ratio of net expenses to average net assets	0.84	%(d)
Ratio of net investment income to average net assets	0.14	%(d)
Portfolio turnover rate	0%

*	Commencement of investment operations.
(a)	Before deduction of offering expenses charged to capital.
(b)	Based on average shares outstanding during the period.
(c)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Trust’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

See notes to financial statements.

Semiannual Report l November 30, 2010 l 19

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Notes to Financial Statements l November 30, 2010 (unaudited)

Note 1 – Organization:

Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust.

(a) Valuation of Investments

The Trust values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The Trust values debt securities at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Such “fair value” is the amount that the Trust might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Trust adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll-forward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Trust adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

The Trust values Level 1 securities using readily available market quotations in active markets. The Trust values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Trust values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Trust did not have any Level 3 securities during the period ended November 30, 2010. There were no transfers between Level 1 and Level 2 during the period ended November 30, 2010.

The following table represents the Trust’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of November 30, 2010.

Description
(value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Municipal Bonds	$–	$149,064	$–	$149,064
Asset Backed Securities	–	5,997	–	5,997
Corporate Bonds	–	–	–	–
Money Market Fund	217,061	–	–	217,061
Total	$217,061	$155,061	$–	$372,122

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Trust may enter into swap agreements to manage its

20 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Notes to Financial Statements (unaudited) continued

exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Trust accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Trust may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. As of November 30, 2010, there were no swaps outstanding.

(d) When-Issued and Delayed Delivery Transactions

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in a market conditions or the failure of counterparties to perform under the contract.

(e) Distributions

The Trust declares and pays monthly dividends to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. An initial distribution of $0.117 per common share was declared on December 22, 2010 and payable on January 31, 2011 to shareholders of record on January 14, 2011.

(f) Currency Translation

Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Trust’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency forwards and currency transactions in the Trust’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) among the Trust and Guggenheim Funds Investment Advisors, LLC (“the Adviser”), the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Asset Management, LLC (“GPAM”), provides personnel including certain officers required for the Trust’s administrative management and compensates the officers and trustees of the Trust who are affiliates of the Adviser. As compensation for these services, the Trust pays the Adviser a fee, payable monthly, in an amount equal to 0.60% of the Trust’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Trust, the Adviser and GPAM, GPAM under the supervision of the Trust’s Board of Trustees and the Adviser, provides a continuous investment program for the Trust’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Trust who are GPAM’s affiliates. As compensation for its services, the Adviser pays GPAM a fee, payable monthly, in an annual amount equal to 0.30% of the Trust’s average daily managed assets.

Certain officers and trustees of the Trust may also be officers, directors and/or employees of the Adviser or GPAM. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Trust. As compensation for services performed under the Administration Agreement, the Adviser will receive an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Trust:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the period ended November 30, 2010, the Trust recognized expenses of approximately $7,200 for these services.

The Bank of New York Mellon (“BNY”) acts as the Trust’s custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Trust’s assets. As accounting agent BNY is responsible for maintaining the books and records of the Trust’s securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Trust.

Note 4 – Federal Income Taxes:

The Trust intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Trust intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of November 30, 2010, is as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Depreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$372,396,426	$663,196	($937,173)	($273,977)

For the open tax year and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing

Semiannual Report l November 30, 2010 l 21

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Notes to Financial Statements (unaudited) continued

authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:

For the period ended November 30, 2010, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $155,397,879 and $0, respectively.

Note 6 – Capital:

Common Shares

In connection with its organization process, the Trust sold 5,240 shares of beneficial interest to Guggenheim Funds Distributors, Inc. an affiliate of the Adviser, for consideration of $100,084 at a price of $19.10 per share. The Trust has an unlimited amount of common shares, $0.01 par value, authorized and 17,005,240 issued and outstanding. Of this amount, the Trust issued 17,000,000 shares of common stock in its initial public offering. These shares were issued at $19.10 per share after deducting the sales load but before underwriters’ expense reimbursement.

Offering costs, estimated at $680,000 or $0.04 per share, in connection with the issuance of common shares have been borne by the Trust and were charged to paid-in capital. The Adviser and GPAM have agreed to pay offering expenses (other than sales load, but including reimbursement of expenses to the underwriters) in excess of $0.04 per common share.

Note 7 – Indemnifications:

In the normal course of business, the Trust enters into contracts that contain a variety of representations, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

Note 8 – Subsequent Event:

The Trust evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Trust’s financial statements, except as noted below.

On December 22, 2010, the Trust declared a monthly dividend of $0.117 per common share. The dividend was payable on January 31, 2011, to shareholders of record on January 14, 2011.

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares. On December 14, 2010, the underwriters purchased, at a price of $19.10 per common share (after deducting the sales load but before underwriter’s expense reimbursement), 404,230 common shares of the Trust pursuant to the over-allotment option.

22 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Supplemental Information l (unaudited)

Federal Income Tax Information

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2011.

Trustees

The Trustees of the Guggenheim Build America Bonds Managed Duration Trust and their principal occupations during the past five years:

Name, Address*,
Year of Birth	Term of Office**	Principal Occupations during	Number of Portfolios
and Position(s)	and Length of	the Past Five Years and	in the Trust Complex***	Other Directorships
Held with Registrant	Time Served	Other Affiliations	Overseen by Trustee	Held by Trustee
Independent Trustees:
Roman Friedrich III Year of birth: 1946 Trustee	Since 2010	Senior Managing Director of McNicoll, Lewis & Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-present). Founder and President of Roman Friedrich & Company, Ltd. a mining and metals investment bank (1998-present).	41	Director, Zincore Metals, Inc. and GFM Resources Ltd.
Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2010	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	51	None
Ronald E. Toupin, Jr. Year of birth: 1958 Trustee	Since 2010	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	48	None
Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP.	42	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present) and Kennedy Capital Management, Inc. (2002-present)
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	49	None

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

   -Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2012.
   -Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2013.
   -Mr. Barnes, as a Class I Trustee, is expected to stand for re-election at the Trust’s annual meeting of shareholders for fiscal year ending May 31, 2014.

***	The Guggenheim Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc.

Semiannual Report l November 30, 2010 l 23

GBAB l Guggenheim Build America Bonds Managed Duration Trust l Supplemental Information (unaudited) continued

Officers

The officers of the Guggenheim Build America Bonds Managed Duration Trust and their principal occupations during the past five years:

Name, Address*, Year	Term of Office**
of Birth and Position(s)	and Length of	Principal Occupations During the Past Five Years and
Held with Registrant	Time Served	Other Affiliations
Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010
Senior Managing Director and General Counsel of Guggenheim Funds Investment
Advisors, LLC, Guggenheim Funds Distributors, Inc., and
Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly, Associate
General Counsel and Assistant Corporate Secretary of NYSE Euronext,
Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and
Guggenheim Funds Distributors, Inc. Formerly, Chief Compliance
Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan
Stanley Investment Management (2002–2004). Chief Financial
Officer, Treasurer, Van Kampen Funds (1996-2004).

Bruce Saxon Year of birth: 1957 Chief Compliance Officer	Since 2010
Vice President, Fund Compliance Officer of Guggenheim Funds Investment
Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant
Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance
of Harrisdirect LLC (1999-2003).

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2010
Vice President; Assistant General Counsel of Guggenheim Funds Services Group,
Inc. (2007-present). Secretary of certain funds in the Fund Complex.
Previously, Law Clerk, Idaho State Courts (2003-2006).

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

24 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Trust will be automatically reinvested by The Bank of New York Mellon (the “Plan Administrator”), Administrator for shareholders in the Trust’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Trust. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Trust for you. If you wish for all dividends declared on your common shares of the Trust to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Trust declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Trust (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Trust. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Trust reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh PA 15252-8015; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

Semiannual Report l November 30, 2010 l 25

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Investment Advisory Agreement and Investment Subadvisory Agreement

On September 23, 2010, the Board, including those trustees who are not interested persons as defined by the 1940 Act (the “Independent Trustees”), considered the approval of: (1) the proposed investment advisory agreement (“Investment Advisory Agreement”) between Guggenheim Build America Bonds Managed Duration Trust (the “Trust”) and Guggenheim Funds Investment Advisors, LLC (“Adviser” or “Guggenheim Funds”) and (2) the proposed investment sub-advisory agreement (“Investment Sub-Advisory Agreement”) among the Trust, the Adviser, and Guggenheim Partners Asset Management, LLC (“Sub-Adviser” or “GPAM”). The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the “Advisory Agreements.”

The Board, including the Independent Trustees, discussed the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreement in light of the regulatory requirements and criteria in a Memorandum of Law provided by Trust counsel.

Based upon its review, the Board concluded that it was in the best interests of the Trust to approve the Advisory Agreements. In reaching this conclusion for the Trust, no single factor was determinative in the Board’s, but rather the Board considered a variety of factors and concluded the following:

Factors Considered

In considering the Advisory Agreements, the Board, including the Independent Trustees, did not identify any factor as all-important or all-controlling and instead considered many factors collectively in light of all of the Trust’s surrounding circumstances, including the following: (i) the investment objectives and policies of the Trust, (ii) the investment advisory personnel at GPAM who will be primarily responsible for the day-to-day management of the Trust, (iii) the nature and quality of the services to be provided to the Trust by the Adviser and the Sub-Adviser, (iv) the Trust’s proposed fee and estimated expense data as compared to a peer group of closed-end funds with similar or related investment strategies as the Trust, and (v) the direct and indirect benefits to the Adviser and the Sub-Adviser from their relationships with the Trust.

During its deliberations, the Board focused, in part, on the experience, resources and strengths of (i) the Adviser in supervising the investment activities of certain other closed-end funds and providing or overseeing various administrative and shareholder support services to closed-end funds, (ii) the Sub-Adviser’s reputation as a diversified financial services firm with wealth management, capital markets, proprietary investing and investment management services to an elite mix of individuals, family offices, endowments, foundations and insurance companies, and (iii) the Sub-Adviser’s experience in fixed income investing, specifically with Build America Bonds. The Board also discussed the compliance and administrative staff at the Adviser and received assurances that the services provided by such staff would be made available to the Trust. They also considered the compliance policies and procedures of the Adviser and the Sub-Adviser.

The Board also reviewed the Trust’s investment advisory fee rate, investment sub-advisory fee rate, and estimated total expense ratio as compared to those of closed-end funds with similar or related investment objectives and strategies (such information was provided by the Adviser or the Sub-Adviser). The Board also considered whether the Trust’s proposed advisory fee structure presented opportunities for economies of scale.

The Independent Trustees were represented by independent counsel who assisted them in their deliberations.

Conclusions

Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including a majority of the Independent Trustees, concluded that:

•	it was satisfied with the nature, extent and quality of the services to be provided by each of the Adviser and the Sub-Adviser to the Trust;

•	there did not appear at this time to be any significant economies of scale to be shared between the Trust and the Sub-Adviser or the Adviser;

•
in light of the anticipated costs of providing investment sub-advisory and invest- ment advisory services to the Trust, and other ancillary benefits that the Investment Sub-Adviser and the Adviser were projected to receive with regard to providing investment sub-advisory, investment advisory and other services to the Trust, the investment sub-advisory and investment advisory fees were reasonable;

•
each of the investment advisory fee rate and investment sub-advisory fee rate was reasonable in relation to such services, giving due regard to the investment strategies to be employed on behalf of the Trust; and

•	approval of the Advisory Agreement and Sub-Advisory Agreement are in the best interests of the Trust and its shareholders.

26 l Semiannual Report l November 30, 2010

GBAB l Guggenheim Build America Bonds Managed Duration Trust

Trust Informationl

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	and Administrator
	Chief Executive Officer and	Guggenheim Funds Investment
Roman Friedrich III	Chief Legal Officer	Advisors, LLC
Lisle, Illinois
Robert B. Karn III	John Sullivan
	Chief Accounting Officer,	Investment Sub-Adviser
Ronald A. Nyberg	Chief Financial Officer	Guggenheim Partners Asset
	and Treasurer	Management, LLC
Ronald E. Toupin, Jr.,		Santa Monica, California
Chairman	Bruce Saxon
	Chief Compliance Officer	Accounting Agent, Custodian
and Transfer Agent
	Mark E. Mathiasen	The Bank of New York Mellon
	Secretary	New York, New York

Legal Counsel
Skadden, Arps, Slate, Meagher &
Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Guggenheim Build America Bonds Managed Duration Trust for Shareholders

The Trust is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Build America Bonds Managed Duration Trust?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Trust’s Custodian and Transfer Agent:

The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Guggenheim Build America Bonds Managed Duration Trust for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Trust or of any securities mentioned in this report.

A description of the Trust’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Trust at (866) 392-3004.

Information regarding how the Trust voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Trust’s website at www.guggenheimfunds.com/gbab or by accessing the Trust’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q is available on the SEC website at www.sec.gov or the Trust’s website at www.guggenheimfunds.com/gbab. The Trust’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Semiannual Report l November 30, 2010 l 27

GBAB l Guggenheim Build America Bonds Managed Duration Trust

About the Trust Managerl

Guggenheim Partners Asset Management, LLC

Guggenheim Partners Asset Management, LLC (“GPAM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy

GPAM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process

GPAM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(01/11)

GBAB-SAR-1110

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable for a semi-annual reporting period.

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)        Not applicable.

(a)(2)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.

(a)(3)        Not Applicable.

 (b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Build America Bonds Managed Duration Trust

By:               /s/ Kevin M. Robinson

Name:          Kevin M. Robinson

Title:            Chief Executive Officer and Chief Legal Officer

Date:            February 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:               /s/ Kevin M. Robinson

Name:          Kevin M. Robinson

Title:            Chief Executive Officer and Chief Legal Officer

Date:            February 4, 2011

By:               /s/ John Sullivan

Name:          John Sullivan

Title:            Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:            February 4, 2011